SUPPLEMENT DATED DECEMBER 15, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR INTERNATIONAL GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for International Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective December 31, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the following will be added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Michael Feldman, CFA, Director, Portfolio Manager	Since 2025